Exhibit 10.27

SUBORDINATION AGREEMENT

This SUBORDINATION AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of July 2019, is made by PATRICK RONEY, an individual (the “Subordinated Creditor”), in favor of the Lenders party to the Credit Agreement (as defined below) and BANK OF THE WEST (in its capacity as administrative agent for the Lenders under the Credit Agreement and its successors and permitted assigns in such capacity, “Administrative Agent”), and acknowledged and agreed to by Vintage Wine Estates, Inc. a California corporation (the “Company”) and the other Borrowers under the Credit Agreement (as defined below).  Administrative Agent and the Lenders (together with any Affiliates of the Lenders that are owed Secured Bank Product Obligations or Swap Obligations (other than Excluded Swap Obligations)) will hereinafter be referred to, collectively, as the “Senior Debt Holders”).

WHEREAS, the Borrowers, the Administrative Agent, the Lenders and Bank of the West, as lead arranger, book runner, syndication agent and documentation agent, have entered into that certain Loan and Security Agreement of even date herewith (as amended, modified, restated or refinanced from time to time, the “Credit Agreement”; any capitalized term used, but not defined, herein shall have the meaning given to such term in the Credit Agreement) pursuant to which the Senior Debt Holders may make loans and other financial accommodations to Borrowers from time to time;

WHEREAS, the Company, Grove Acquisition, LLC, a California limited liability company, Girard Winery LLC, a California limited liability company, Mildara Blass Inc., a California corporation, MasterClass Marketing, LLC, a California limited liability company, and Sales Pros, LLC, a California limited liability company (collectively, the “Subordinated Borrowers”) issued an unsecured promissory note dated as of January 2, 2018 (together with any amendment, restatement, modification, supplement, substitution, refunding or refinancing of such note, or any successor notes or other instruments representing such indebtedness or any refunding or refinancing thereof, the “Subordinated Creditor Note”) payable to the Subordinated Creditor in the aggregate principal amount of up to $1,000,000; and

WHEREAS, all obligations of Borrowers, any Borrower’s Subsidiaries and each Obligor, as each such term is defined in the Credit Agreement (collectively, the “Loan Parties”) to the Subordinated Creditor are to be subordinated to the obligations of the Loan Parties to the Senior Debt Holders as more fully set forth below.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Subordinated Creditor agrees as follows:

1.                                      All liabilities and obligations of the Loan Parties, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, are called “Liabilities”.  All Liabilities to the Senior Debt Holders, including without limitation, the Obligations (as defined in the Credit Agreement) are called “Senior Liabilities”; and all Liabilities to the Subordinated Creditor, including all those under the Subordinated Creditor Note and that certain Credit Agreement by and among the Subordinated Borrowers and the Subordinated Creditor dated as of January 2, 2018 (the “Subordinated Credit

Agreement”), are called “Junior Liabilities”; it being expressly understood and agreed that the term “Senior Liabilities”, as used herein, shall include, without limitation, any and all interest accruing on any of the Senior Liabilities after the commencement of any proceedings referred to in Section 4, notwithstanding any provision or rule of law which might restrict the rights of any Senior Debt Holder, as against any Loan Party or anyone else, to collect such interest.

2.                                      Except as the Administrative Agent may hereafter otherwise expressly consent in writing, (a) the payment of all Junior Liabilities shall be postponed and subordinated to the indefeasible payment in full in cash and performance in full by the Loan Parties of all Senior Liabilities and the termination of all Commitments, including without limitation, Full Payment (as defined in the Credit Agreement) of the Senior Liabilities (“Payment in Full” or “Paid in Full”), and (b) no payment or other distribution whatsoever in respect of any Junior Liabilities shall be made, nor shall any property or assets of any Loan Party be applied to the purchase or other acquisition or retirement of any Junior Liabilities until the Payment in Full of all Senior Liabilities; provided, however, that the Subordinated Creditor may accept, and the Company may pay on account of the Subordinated Creditor Note, Permitted Payments.  As used herein, “Permitted Payments” shall mean regularly scheduled interest payments due under the terms of the Subordinated Creditor Note in effect on the date hereof, so long as:  (i) before making such any such interest payments, Borrowers submit to Administrative Agent a Compliance Certificate (as defined in the Credit Agreement) as of the most recently ended fiscal quarter, (ii) both before and after giving effect to such any such interest payment, no Default or Event of Default (as such terms are defined in the Credit Agreement) exists, will exist, or would result therefrom, and (iii) after giving effect to any such interest payment, Borrowers shall have at least $20,000,000 in Availability (as defined in the Credit Agreement).  Without limiting the generality of the foregoing, in no event shall any of the Loan Parties make, nor shall Subordinated Creditor accept, any payments of principal, any other interest payments, any prepayment, payments in respect of any redemption, retirement, defeasance or acquisition, or any other payments under the Subordinated Creditor Note or the Subordinated Credit Agreement, in each case, whether voluntary or mandatory or whether.  Administrative Agent and the Company agree that upon the written request of Subordinated Creditor, Administrative Agent and the Company shall acknowledge whether or not a particular payment constituted a Permitted Payment.  The Company agrees to provide the Administrative Agent with any information or certifications requested by Administrative Agent in connection with such request (which Administrative Agent shall be permitted to rely upon).

3.                                      Prior to Payment in Full of the Senior Liabilities, the Subordinated Creditor shall have no right to sue for or otherwise exercise any remedies with respect to any payments owing with respect to any Junior Liabilities, to commence, or join with any other creditors of any Loan Party in commencing, any Insolvency Proceeding (defined below) against any Loan Party or otherwise to take any action against any Loan Party or its property with respect thereto.  If, after the Payment in Full of the Senior Liabilities, any payment received by a Senior Debt Holder on account of any Senior Liability is rescinded or revoked or otherwise recovered from such Senior Debt Holder, this Agreement shall be reinstated and the Subordinated Creditor immediately shall pay to the Administrative Agent in cash an amount equal to the sum of all payments received by the Subordinated Creditor on account of Junior Liabilities (other than payments received in accordance with Section 2 above).

4.                                      In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar proceeding relating to any Loan Party or to their respective creditors, as such, or to their respective property (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the benefit of creditors, or an arrangement, composition or relief of any Loan Party or its debts or any other marshaling of the assets and liabilities of any Loan Party, or any sale of all or substantially all of the assets of any Loan Party, or otherwise), including without limitation any Insolvency Proceeding (as defined in the Credit Agreement) of any Loan Party (each, an “Insolvency Proceeding”), all Senior Liabilities shall first be Paid in Full before the Subordinated Creditor shall be entitled to receive and to retain any payment or distribution in respect of any of the Junior Liabilities, and, in order to implement the foregoing,

(a)                                 all payments and distributions of any kind or character in respect of the Junior Liabilities to which the Subordinated Creditor would be entitled if the Junior Liabilities were not subordinated pursuant to this Agreement shall be made directly to the Administrative Agent for the benefit of the Senior Debt Holders,

(b)                                 the Subordinated Creditor shall promptly file a proof of claim or claims, in the form required in such proceeding, for the full outstanding amount of the Junior Liabilities, shall cause said claim or claims to be approved and shall cause all payments and other distributions in respect thereof to be made directly to the Administrative Agent for the benefit of the Senior Debt Holders, and

(c)                                  the Subordinated Creditor hereby irrevocably agrees that the Administrative Agent may, in its sole discretion, in the name of the Subordinated Creditor or otherwise, demand, sue for, collect, receive and receipt for any and all such payments or distributions, and file and prove, and vote or consent in any such proceedings with respect to, any and all claims of the Subordinated Creditor relating to the Junior Liabilities.

5.                                      In the event that the Subordinated Creditor receives any payment or other distribution of any kind or character from any Loan Party or from any other source whatsoever in respect of any of the Junior Liabilities, other than as expressly permitted by the terms of this Agreement, such payment or other distribution shall be received in trust for the Senior Debt Holders, segregated from other funds of the Subordinated Creditor and promptly turned over by the Subordinated Creditor to the Administrative Agent, together with all necessary endorsements.  The Subordinated Creditor will cause to be clearly inserted in any promissory note or other instrument which at any time evidences any of the Junior Liabilities, including without limitation the Subordinated Creditor Note and the Subordinated Creditor Agreement, a statement to the effect that the payment thereof is subordinated in accordance with the terms of this Agreement, which statement shall be in form and substance satisfactory to the Administrative Agent.  The Subordinated Creditor will execute such further documents or instruments and take such further action as the Administrative Agent may reasonably from time to time request to carry out the intent of this Agreement.

6.                                      All payments and distributions received by the Administrative Agent in respect of the Junior Liabilities, to the extent received in or converted into cash, may be applied by the Administrative Agent first to the payment of any and all expenses (including reasonable attorneys’

fees and legal expenses) paid or incurred by the Administrative Agent in enforcing this Agreement or in endeavoring to collect or realize upon any of the Junior Liabilities or any security therefor (subject to the terms and conditions of the Credit Agreement), and any balance thereof shall, solely as between the Subordinated Creditor and the Administrative Agent, be applied by the Administrative Agent, in such order of application as the Administrative Agent may from time to time select (subject to the terms and conditions of the Credit Agreement), toward the payment of the Senior Liabilities remaining unpaid; but, as between the Loan Parties and their respective creditors, no such payment or distribution of any kind or character shall be deemed to be a payment or distribution in respect of the Senior Liabilities; and, notwithstanding any such payment or distribution received by the Administrative Agent in respect of the Junior Liabilities and so applied by the Administrative Agent toward the payment of the Senior Liabilities, the Subordinated Creditor shall be subrogated to the then existing rights of the Senior Debt Holders, if any, in respect of the Senior Liabilities only at such time as this Agreement shall have been terminated and the Senior Liabilities shall have been Paid in Full.

7.                                      The Subordinated Creditor hereby waives:

(a)                                 notice of acceptance by any Senior Debt Holder hereof;

(b)                                 notice of the existence or creation or non-payment of all or any of the Senior Liabilities; and

(c)                                  all diligence in collection or protection of or realization upon the Senior Liabilities or any thereof or any security therefor.

8.                                      The Subordinated Creditor will not without the prior written consent of the Administrative Agent:

(a)                                 transfer or assign, or attempt to enforce or collect, any Junior Liabilities or any rights in respect thereof;

(b)                                 convert any Junior Liabilities into stock or other equity interests;

(c)                                  commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceeding with respect to any Loan Party; or

(d)                                 hold any security interest or lien in the Collateral (as defined in the Credit Agreement), or in any other assets of any Loan Party.

9.                                      In the event that Subordinated Creditor hereafter acquires any security interest, lien, or other right or interest in the Collateral or any other assets of any Loan Party in violation of this Agreement, such security interest, lien, or other right or interest shall (a) at all times prior to Payment in Full of all Senior Liabilities be junior, subordinate and subject to the Liens (as defined in the Credit Agreement) any security interest, lien or other right or interest any Senior Debt Holder now has or may hereafter acquire in the Collateral, and (b) be automatically and unconditionally released simultaneously with any release by Administrative Agent in connection with the enforcement of any Liens in favor of the Administrative Agent encumbering the Collateral.  The subordination provided in this Section 9 shall apply irrespective of the time or order of attachment or perfection of any security interest, irrespective of the time or order of filing of any financing statement or other document, and irrespective of any statute, rule, law, or court decision to the contrary.

10.                               This Agreement shall in all respects be a continuing agreement and shall remain in full force and effect (notwithstanding, without limitation, the death, incapacity, insolvency or dissolution of the Subordinated Creditor or that at any time or from time to time all Senior Liabilities may have been paid in full) until all Senior Liabilities shall have been Paid in Full (subject to the reinstatement provisions set forth herein).

11.                               Any Senior Debt Holder may, from time to time, in its sole discretion and without notice to the Subordinated Creditor, take any or all of the following actions:

(a)                                 retain or obtain a security interest in any property to secure any of the Senior Liabilities,

(b)                                 retain or obtain the primary or secondary obligation of any other obligor or obligors with respect to any of the Senior Liabilities,

(c)                                  extend or renew for one or more periods (whether or not longer than the original period), increase, alter or exchange any of the Senior Liabilities in any manner whatsoever, or release or compromise any obligation of any nature of any obligor with respect to any of the Senior Liabilities, and

(d)                                 release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Senior Liabilities, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligation of any nature of any obligor with respect to any such property.

If a Loan Party substitutes, replaces or refinances the Senior Liabilities, then Payment in Full shall be deemed not to have occurred for all purposes of this Agreement, and the obligations under such substitution, replacement or refinancing shall be treated as Senior Liabilities for all purposes of this Agreement, any agent thereunder shall be the Administrative Agent for all purposes of this Agreement, and any lender thereunder shall be a “Lender” for all purposes of this Agreement.

12.                               Any Senior Debt Holder may, from time to time, without notice to the Subordinated Creditor, assign or transfer its interest in any or all of the Senior Liabilities; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Senior Liabilities shall be and remain Senior Liabilities for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Senior Liabilities, be entitled to the benefits of this Agreement to the same extent as the applicable assignor or transferor.  Subordinated Creditor may not assign or transfer its interest in any or all of the Junior Liabilities without the Administrative Agent’s express written consent.

13.                               No Senior Debt Holder shall be prejudiced in its rights under this Agreement by any act or failure to act of any Loan Party or the Subordinated Creditor, or any noncompliance of any Loan Party or the Subordinated Creditor with any agreement or obligation, regardless of any knowledge thereof which any Senior Debt Holder may have or with which any Senior Debt Holder may be charged; and no action of any Senior Debt Holder permitted hereunder shall in any way affect or impair the rights of any Senior Debt Holder and the obligations of the Subordinated Creditor under this Agreement.

14.                               Neither the Subordinated Creditor Note nor the Subordinated Creditor Credit Agreement may be amended, restated, modified, supplemented, substituted, refunded or refinanced without the prior written consent of the Administrative Agent (in its sole discretion), and, without limitation of the foregoing (i) any such amendment, restatement, modification, supplement, substitution, refunding or refinancing shall not affect the subordination or other provisions of this Agreement, and (ii) in the case of a refinancing, the holders of such refinancing debt bind themselves (in a writing addressed to the Administrative Agent for the benefit of the Senior Debt Holders) to the terms of this Agreement.

15.                               No delay on the part of any Senior Debt Holder in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by any Senior Debt Holder of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any provision of this Agreement be binding upon any Senior Debt Holder except as expressly set forth in a writing duly signed and delivered on behalf of the Administrative Agent.

16.                               This Agreement shall be binding upon the Subordinated Creditor and upon the successors and assigns of the Subordinated Creditor; and all references herein to any Loan Party and the Subordinated Creditor, respectively, shall be deemed to include any successor or assign to such entity.  This Agreement and the rights and benefits hereof shall inure to the benefit of each Senior Debt Holder and its respective successors and assigns and bind the Subordinated Creditor and each Loan Party and their respective successors and assigns.  In no event shall any Loan Party be a third party beneficiary of this Agreement.

17.                               This Agreement shall become effective when executed and delivered by the parties hereto.  This is a continuing agreement of subordination and the Senior Debt Holders may continue, at any time and without notice to the Subordinated Creditor, to extend credit and other financial accommodations to or for the benefit of any Loan Party in reliance hereof.  The Subordinated Creditor hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions hereof.  The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency Proceeding.  Any provision of this Agreement that is prohibited or unenforceable shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  All references to any Loan Party shall include such Loan Party as debtor and debtor-in-possession and any receiver or trustee for such Loan Party in any Insolvency Proceeding.  This Agreement shall terminate and be of no further force and effect on the date that the Senior Liabilities are Paid in Full.

18.                               No amendment, modification, or waiver of any of the provisions of this Agreement shall be effective unless the same shall be in writing signed on behalf of each party hereto or its authorized agent and consented to by the Administrative Agent.  Each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time.

19.                               THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

20.                               TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, SUBORDINATED CREDITOR HEREBY WAIVES (A) THE RIGHT TO TRIAL BY JURY (WHICH THE ADMINISTRATIVE AGENT FOR ITSELF AND EACH SENIOR DEBT HOLDER HEREBY WAIVES) IN ANY PROCEEDING OR DISPUTE OF ANY KIND RELATING IN ANY WAY TO THIS AGREEMENT, THE SENIOR LIABILITIES, THE JUNIOR LIABILITIES, THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS (AS DEFINED IN THE CREDIT AGREEMENT) OR THE SUBORDINATED NOTE; (B) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF ANY COLLATERAL; (C) ANY BOND OR SECURITY THAT MIGHT BE REQUIRED BY A COURT PRIOR TO ALLOWING AGENT TO EXERCISE ANY RIGHTS OR REMEDIES; (D) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; (E) ANY CLAIM AGAINST ADMINISTRATIVE AGENT OR ANY SENIOR DEBT HOLDER, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) IN ANY WAY RELATING TO ANY ENFORCEMENT ACTION, THIS AGREEMENT, THE SENIOR LIABILITIES, THE JUNIOR LIABILITIES, THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS, THE SUBORDINATED NOTE OR ANY TRANSACTIONS RELATING TO ANY OF THE FOREGOING; AND (F) NOTICE OF ACCEPTANCE HEREOF.  SUBORDINATED CREDITOR ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO ADMINISTRATIVE AGENT ENTERING INTO THIS AGREEMENT ON BEHALF OF THE SENIOR DEBT HOLDERS, AND THAT THEY ARE RELYING UPON THE FOREGOING IN THEIR DEALINGS WITH SUBORDINATED CREDITOR.  SUBORDINATED CREDITOR HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL AND OTHER RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

21.                               EACH PARTY HERETO HEREBY CONSENTS TO THE NON¬EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER LOS ANGELES, CALIFORNIA, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO THIS AGREEMENT, AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT.  EACH PARTY HERETO IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR

INCONVENIENT FORUM.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN THIS AGREEMENT.  Nothing herein shall limit the right of Administrative Agent or any Senior Debt Holder to bring proceedings against Subordinated Creditor or any Loan Party in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law (as defined in the Credit Agreement).  Nothing in this Agreement shall be deemed to preclude enforcement by Administrative Agent of any judgment or order obtained in any forum or jurisdiction.

22.                               In the event the above Jury Trial Waiver in Section 20 is unenforceable, the parties elect to proceed under this Judicial Reference Provision.  With the exception of the items specified below, any controversy, dispute or claim between the parties relating to this Agreement or any other document, instrument or transaction between the parties (each, a “Claim”), will be resolved by a reference proceeding in California pursuant to Sections 638 et seq. of the California Code of Civil Procedure (“CCP”), or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to reference.  Venue for the reference will be the Superior Court in the County where real property involved in the action, if any, is located, or in a County where venue is otherwise appropriate under law (the “Court”).  The following matters shall not be subject to reference:  (i) nonjudicial foreclosure of any security interests in real or personal property, (ii) exercise of self-help remedies (including without limitation set-off), (iii) appointment of a receiver, and (iv) temporary, provisional or ancillary remedies (including without limitation writs of attachment, writs of possession, temporary restraining orders or preliminary injunctions).  The exercise of, or opposition to, any of the above does not waive the right to a reference hereunder.  The referee shall be selected by agreement of the parties.  If the parties do not agree, upon request of any party a referee shall be selected by the Presiding Judge of the Court.  The referee shall determine all issues in accordance with existing case law and statutory law of the State of California, including without limitation the rules of evidence applicable to proceedings at law.  The referee is empowered to enter equitable and legal relief, and rule on any motion which would be authorized in a court proceeding, including without limitation motions for summary judgment or summary adjudication.  The referee shall issue a decision, and pursuant to CCP § 644 the referee’s decision shall be entered by the Court as a judgment or order in the same manner as if tried by the Court.  The final judgment or order from any decision or order entered by the referee shall be fully appealable as provided by law.  The parties reserve the right to findings of fact, conclusions of law, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial if granted, will be a reference hereunder.  AFTER CONSULTING (OR HAVING THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, EACH PARTY AGREES THAT ALL CLAIMS RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT A JURY.

23.                               This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement.

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IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

/s/ Patrick Roney
PATRICK RONEY, an individual

[Signature page to Subordination Agreement (RONEY)]

Each Loan Patty here by acknowledges receipt of a copy of the foregoing Subordination Agreement, waives notice of acceptance thereof by the Administrative Agent or any other Senior Debt Holder, and agrees to be bound by the terms and provisions thereof, to make no payments or distributions contrary to the terms and provisions thereof, and to do every other act and thing necessary or appropriate to carry out such terms and provisions.  Each Loan Party further acknowledge s and agrees that it is not an intended beneficiary or third party beneficiary under the foregoing Subordination Agreement.

ACKNOWLEDGED AND AGREED TO AS OF THE DATE FIRST WRITTEN ABOVE:

LOAN PARTIES:

VINTAGE WINE ESTATES, INC.,
a California corporation

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	President and Chief Executive Officer

GROVE ACQUISITION, LLC,
a California limited liability company

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	Manager

GIRARD WINERY LLC,
a California limited liability company

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	Manager

MILDARA BLASS INC.,
a California corporation

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	President and Chief Executive Officer

[Signature page to Subordination Agreement (RONEY)]

SPLINTER GROUP NAPA, LLC,
a California limited liability company

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	Manager

SABOTAGE WINE COMPANY, LLC,
a California limited liability company

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	Manager

GROUNDED WINE PROJECT, LLC,
a California limited liability company

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	Manager

[Signature page to Subordination Agreement (Rudd)]